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                                                                   EXHIBIT 10.27


                              SUBORDINATION AGREEMENT

         This Subordination Agreement (this "Agreement") is made as of the 12th day of April, 1998, by and among HELLER FINANCIAL, INC., a Delaware corporation ("Heller"); Funding Enterprises LLC, a Delaware limited liability company ("Creditor"); and TOWER AIR, INC., a Delaware corporation (together with any receiver, trustee, custodian or debtor in possession which is or becomes its successor, "Borrower").

         WHEREAS, Borrower and Heller are parties to that certain Amended and Restated Loan and Security Agreement dated as of September 1, 1997 (the "Loan and Security Agreement") (said Loan and Security Agreement, together with all other documents, agreements and instruments now or hereafter executed in connection therewith, all as amended, supplemented, restated or otherwise modified from time to time, are collectively called the "Loan Documents");

         WHEREAS, Borrower has issued or intends to issue to Creditor (i) that certain Unsecured Subordinated Promissory Note dated as of February 6, 1998 in the principal amount of Two Million Dollars ($2,000,000) (the "Note") and (ii) certain additional promissory notes not exceeding Eight Million Dollars ($8,000,000) in aggregate principal amount (as amended, supplemented, renewed, extended or modified from time to time, the "Additional Notes"); and

         WHEREAS, the incurrence of the Indebtedness evidenced by the Note is not permitted by Section 7.1 of the Loan and Security Agreement, and Heller is unwilling to permit the incurrence of such Indebtedness unless Creditor and Borrower enter into this Agreement with Heller.

         NOW, THEREFORE, in consideration of the above recitals and the provisions set forth herein, Heller, Creditor, and Borrower agree as follows:

         1. DEFINITIONS. Except as otherwise specifically set forth herein,
            -----------
  terms capitalized but not otherwise defined herein have the respective meanings assigned to such terms in the Loan and Security Agreement. The following terms in this Agreement shall have the following meanings:

         "Senior Debt" means (a) all indebtedness, liabilities and obligations of every kind or nature, absolute or contingent, now or existing or hereafter arising, of Borrower owed to Senior Lender under the Senior Loan Agreements, including without limitation the principal of, and interest on (including any interest accruing after the commencement of any bankruptcy, insolvency or similar proceeding with respect to Borrower whether or not allowed as a claim in such proceeding), and all premiums, fees, charges, expenses and indemnities arising under or in connection with the Senior Loan Agreements; and (b) any modifications, amendments, refundings, refinancings, renewals or extensions of any indebtedness or obligation described in clause (a) above.

         "Senior Lender" means Heller, its successor and assigns and any person who refinances or refunds all or any portion of the Senior Debt.
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         "Senior Loan Agreements" means the Loan Documents and any other agreements, including any amendments, restatements, supplements or modifications thereto, relating to the Senior Debt.

         "Subordinated Debt" means all indebtedness evidenced by the Note including, without limitation, principal, interest, fees, charges, indemnities and other liabilities now or hereafter existing with respect to the Note, and, except as set forth in the next following sentence, all other present or future loans, advances, debit balances, liabilities, indebtedness, covenants, duties or obligations of Borrower to Creditor, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, now existing or hereafter arising, and whether created directly or acquired indirectly by assignment, pledge, purchase or otherwise, together with all interest, fees, charges, expenses and attorneys' fees for which Borrower is now or hereafter becomes liable to pay to Creditor under any agreement or by law. Notwithstanding anything contained herein to the contrary, the term "Subordinated Debt" shall not include any indebtedness evidenced by the Additional Notes, including, without limitation, principal, interest, fees, charges, warrants, indemnification or other liabilities now or hereafter existing with respect to the Additional Notes.

         2. SUBORDINATION TO SENIOR DEBT. Notwithstanding any other provision of
            ----------------------------
  the Note, any document or instrument executed by Borrower relating thereto, or any collateral now or hereafter securing the Note, all Subordinated Debt is and shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the prior indefeasible payment in full of all Senior Debt. Except as and to the extent provided hereinafter, Creditor will not ask, demand, sue for, take or receive from Borrower, by set-off or in any other manner, direct or indirect payment (whether in cash or property), of the whole or any part of the Subordinated Debt, or any transfer of any property in payment of or as security therefor, unless and until all of the Senior Debt has been fully and indefeasibly paid in full and the Senior Loan Agreements have been terminated. The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of Senior Lender and Creditor even if all or part of the Senior Debt or the security interests securing the Senior Debt are subordinated, set aside, avoided, invalidated or disallowed or determined to be unenforceable or invalid for any reason whatsoever.

         3. DISTRIBUTIONS IN LIQUIDATION AND BANKRUPTCY. In the event of any
            -------------------------------------------
  distribution, division or application partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Borrower or the proceeds thereof (including any assets now or hereafter securing any Subordinated Debt) to creditors of Borrower or upon any indebtedness of Borrower, as a result of the liquidation, dissolution or other winding up, partial or complete, of Borrower, or as a result of any receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors or marshaling of assets, or as a result of any proceeding by or against Borrower for any relief under any bankruptcy or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness, arrangements, reorganizations, compositions or extensions, or as a result of the sale of all or substantially all of the assets of Borrower, then and in any such event:

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                 (a) The Senior Lender shall be entitled to receive payment in full of all Senior Debt before Creditor shall be entitled to receive any payment or other distributions on, or with respect to, the Subordinated Debt;

                (b) Any payment or distribution of any kind or character, whether in cash, securities or other property, which but for these provisions would be payable or deliverable upon or with respect to the Subordinated Debt shall instead be paid or delivered directly to Senior Lender for the benefit of the holders of the Senior Debt for application on the Senior Debt, whether then due or not due, until the Senior Debt shall have first been fully and indefeasibly paid in full;

                (c) Creditor shall duly and promptly take such action as may reasonably be requested by Senior Lender to assist in the collection of the Subordinated Debt for the account of any holder of the Senior Debt, including the filing of appropriate proofs of claim with respect to the Subordinated Debt and the voting of such claims;

                (d) In the event that Creditor shall not have filed a claim in any bankruptcy, insolvency or similar proceeding with respect to Borrower at least sixty (60) days prior to the expiration of the time to file such claims, then Senior Lender, on behalf of Creditor, shall be authorized to file a claim with respect to the Subordinated Debt; and

                (e) Should any direct or indirect payment be made to Creditor upon or with respect to the Subordinated Debt prior to the payment in full of the Senior Debt in accordance with these provisions, Creditor will forthwith deliver the same to Senior Lender in precisely the form received (except for the endorsement or assignment by Creditor where necessary) for application on the Senior Debt, whether then due or not due. Until so delivered, the payment or distribution shall be held in trust by Creditor as property of the holders of the Senior Debt. In the event of the failure of Creditor to make any such endorsement or assignment, Senior Lender, or any of its officers or employees, are hereby irrevocably authorized to make the same.

         4. PERMITTED PAYMENTS. Until such time as a Default or an Event of
            ------------------
  Default arises with respect to the Senior Debt, Borrower may make and Creditor may accept the scheduled payment of interest and principal due under the Note at the maturity thereof; provided, however, that no such payment shall be made if, after giving effect to such payment, a Default or Event of Default shall exist. Borrower shall not pay and Creditor shall not accept any prepayments of the Note, whether voluntary or mandatory, or any payment of any accelerated amounts due under the Note.

         5. DEFAULT ON SENIOR DEBT. In the event that any default shall occur
            ----------------------
  and be continuing with respect to Senior Debt, unless and until all Senior Debt shall have been indefeasibly paid in full, the right of Creditor to receive any payments or other distributions with respect to the Subordinated Debt shall be suspended during the continuance of such default. If, notwithstanding the foregoing, Creditor shall receive any payment or distribution of any kind (whether from any

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  collateral securing such debt or otherwise), such payment or distribution shall be received in trust for, and shall be delivered to, Senior Lender promptly in precisely the form received (except for the endorsement or assignment by Creditor where necessary) for application on the Senior Debt, whether then due or not due. Until so delivered, the payment or distribution shall be held in trust by Creditor as property of the holders of Senior Debt.

         6. NO ACCELERATION OR EXERCISE OF REMEDIES. So long as any Senior Debt
            ---------------------------------------
  remains unpaid, Creditor will not (a) accelerate, or cause to be accelerated, the Subordinated Debt or otherwise cause the Subordinated Debt to become due prior to its original stated maturity; or (b) accept any payment, prepayment or defeasance of any portion of the Subordinated Debt on any date prior to the due date for such Subordinated Debt as set forth in the Note or in any other document creating any Subordinated Debt, except as provided herein; or (c) modify or alter in any way the terms of the Subordinated Debt if the effect of such is to accelerate the payments due thereon; or (d) exercise any remedies with respect to the Subordinated Debt or any collateral at any time securing payment or performance thereof unless and until, in each such case, all of the Senior Debt shall have been indefeasibly paid in full, or Senior Lender shall have otherwise consented in writing.

         7. BANKRUPTCY. Until the Senior Debt shall have been indefeasibly paid
            ----------
  in full, Creditor will not, without the prior written consent of Senior Lender, commence, or join with any other person in commencing, any proceeding against any person with respect to the Subordinated Debt under any bankruptcy reorganization, readjustment of debt, dissolution, receivership, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

         8. CONTINUING SUBORDINATION. The subordination effected by these
            ------------------------
  provisions is a continuing subordination and may not be modified or terminated by Creditor or any other holder of any Subordinated Debt until all of the Senior Debt shall have been indefeasibly paid in full. At any time and from time to time, without consent of or notice to Creditor or any other holder of Subordinated Debt, and without impairing or affecting the obligations of any of them hereunder:

                (a) The time for Borrower's performance of, or compliance with, any of its agreements contained in the Senior Loan Agreements, or any other agreement, instrument or document relating to the Senior Debt, may be modified or extended or such performance or compliance may be waived;

                (b) Senior Lender may exercise or refrain from exercising any rights under the Senior Loan Agreements, or any other agreement, instrument or document relating to the Senior Debt;

                (c) The Senior Loan Agreements, or any other agreement, instrument or document relating to the Senior Debt, may be revised, amended or otherwise modified for the purpose of adding or changing any provisions thereof (including, without limitation, increases in the principal amount or increases in the interest charges or fees), or changing in any manner the rights of Senior Lender, Borrower, or any guarantor of the Senior Debt;

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                 (d) Payment of the Senior Debt or any portion thereof may be extended, refunded or refinanced or any notes evidencing such Senior Debt may be renewed in whole or in part;

                (e) The maturity of the Senior Debt may be accelerated, and any collateral security therefor or any other rights of Senior Lender may be exchanged, sold, surrendered, released or otherwise dealt with, in accordance with the terms of any present or future agreement with Borrower or any guarantor and any other agreement of subordination (and the debt covered thereby) may be surrendered, released or discharged, or the terms thereof modified or otherwise dealt with in any manner;

                 (f) Any person liable in any manner for payment of the Senior Debt may be released by holders of Senior Debt; and

                (g) Notwithstanding the occurrence of any of the foregoing, these subordination provisions shall remain in full force and effect with respect to the Senior Debt, as the same shall have been extended, renewed, modified, refunded or refinanced.

         9. WAIVERS. Creditor hereby waives, and agrees not to assert: (a) any
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  right, now or hereafter existing, to require Senior Lender to proceed against or exhaust any collateral at any time securing the Senior Debt, or to marshal any assets in favor of Creditor or any other holder of Subordinated Debt; and
  (b) any notice of the incurrence of Senior Debt, it being understood that Senior Lender may, in reliance upon these subordination provisions, make advances under the Loan Documents, or any other agreement, document or instrument now or hereafter relating to the Senior Debt, without notice to or authorization of Creditor.

         10. LIEN SUBORDINATION AND STANDBY. Any lien, security interest,
             ------------------------------
  encumbrance, charge or claim of Creditor on any assets or property of Borrower or any proceeds or revenues therefrom which Creditor may have at any time as security for any Subordinated Debt shall be, and hereby is, subordinated to all liens, security interests, or encumbrances now or hereafter granted to Senior Lender by Borrower or by law, notwithstanding the date or order of attachment or perfection of any such lien, security interest, encumbrance or claim or charge or the provision of any applicable law. Until Senior Lender has received indefeasible payment in full of the Senior Debt, Creditor agrees that Creditor will not assert or seek to enforce against Borrower any interest of Creditor in any and all collateral for the Subordinated Debt and that Senior Lender may dispose of any or all of the collateral for the Senior Debt free of any and all liens, including but not limited to liens created in favor of Creditor through judicial or nonjudicial proceedings, in accordance with applicable law including taking title, after notice to Creditor. Creditor agrees that any such sale or other disposition by Senior Lender of so much of the collateral for the Senior Debt as is necessary to satisfy in full, all of the principal of, interest on and reasonable costs of collection of the Senior Debt shall be made free and clear of any security interest granted to holder provided the entire proceeds (after deducting reasonable expenses of sale) are applied in reduction of the Senior Debt. Upon Senior Lender's request, Creditor shall execute and deliver any releases or other documents and agreements that Senior Lender in its reasonable discretion deems necessary to dispose of the collateral for the Senior

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  Debt free of Creditor's interest in same. Creditor retains all of its rights as a junior secured creditor with respect to the surplus, if any, arising from any such disposition of the collateral for the Senior Debt.

          11. SUBROGATION. Until the Senior Debt shall have been indefeasibly
              -----------
  paid in full, Creditor hereby waives all rights of subrogation with respect to the rights of Senior Lender to receive payments or distributions and with respect to any rights to any collateral for the Senior Debt. Upon payment in full of the Senior Debt, Creditor shall be subrogated, to the extent permitted by law, to all rights of the holders of Senior Debt.

          12. SUBORDINATION NOT IMPAIRED BY BORROWER. No right of any holder of
              --------------------------------------
  Senior Debt to enforce the subordination of the Subordinated Debt shall be impaired by any act or failure to act by Borrower or by its failure to comply with these provisions.

          13. NO THIRD PARTY BENEFICIARIES. This Agreement is not intended to
              ----------------------------
  give or confer any rights to any person other than the holders of the Senior Debt. No other party, including Borrower, is intended to be a third party beneficiary of this Agreement.

         14. LEGEND ON NOTE. If any portion of the Subordinated Debt is
             --------------
  evidenced by a promissory note, debenture, stock certificate or other instrument, Creditor and Borrower agree to promptly add a conspicuous legend or other reference to such instrument stating that the rights of any holder and Borrower thereof are subject to this Agreement.

         15. REPRESENTATIONS AND WARRANTIES. Creditor hereby represents and
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  warrants that: (a) the execution and delivery of this Agreement and the performance by Creditor of its obligations hereunder have received all necessary approvals, corporate or otherwise, and do not and will not contravene or conflict with any provision of law or any provision of any indenture, instrument or other agreement to which Creditor is a party or by which it or its property may be bound or affected; (b) Creditor has full power, authority and legal right to make and perform this Agreement; (c) Creditor has not assigned or transferred any indebtedness (other than indebtedness evidenced by the Additional Notes) owing by Borrower or any of the collateral for the Subordinated Debt and Creditor will not assign or transfer same without at least ten (10) days prior written notice to Senior Lender and without, prior to the effectiveness of any assignment or transfer, having obtained in writing from such successor or assignor an assumption agreement wherein any such proposed assignee or transferee agrees to be bound by the terms of this Agreement as if it were Creditor and as if it were an initial party hereto; and (d) this Agreement is the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms.

         16. NO WAIVER. No failure on the part of Senior Lender to exercise, no
             ---------
  delay in exercising, and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. This Agreement may not be amended or modified except by written agreement of Senior Lender, Creditor and

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  Borrower, and no consent or waiver hereunder shall be valid unless in writing and signed by Senior Lender.

         17. SUCCESSOR AND ASSIGNS. This Agreement, and the terms, covenants
             ---------------------
  and conditions hereof shall survive any transfer or assignment (notwithstanding any failure by Creditor to obtain an assumption agreement as required in Section 15 above), and shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

         18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND SHALL BE
             -------------
  CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES

         19. WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY WAIVE THEIR
             --------------------
  RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE PARTIES HERETO ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE PARTIES HERETO FURTHER WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

         20. CONSENT TO JURISDICTION. EACH OF BORROWER AND CREDITOR HEREBY
             -----------------------
  CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS OR THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND EACH IRREVOCABLY AGREES THAT, SUBJECT TO SENIOR LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH OF BORROWER AND CREDITOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH OF BORROWER AND CREDITOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH PARTY BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH PARTY, AT THE ADDRESS SET FORTH FOR SUCH PARTY IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

                           [Signature on next page]

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         IN WITNESS WHEREOF, this Subordination Agreement has been duly executed as of the day and year first above written.

   HELLER FINANCIAL, INC.             FUNDING ENTERPRISES LLC
   By:                                By:
       ----------------------------       -----------------------------
   Title:                             Title: President & EVP-Operations
          -------------------------          --------------------------


   Notice Address:                    Notice Address:

   Heller Financial, Inc.             Funding Enterprises LLC
   Attn: HBC Portfolio Manager        c/o Salisbury & Ryan LLP
   500 West Monroe Street             1325 Avenue of the Americas
   Chicago, Illinois 60661            New York, NY 10019
   Fax No.: (312) 441-6133            Attn: Patrick P. Salisbury
                                      Fax No.: (212) 977-4668

                                      TOWER AIR, INC.
                                      By:
                                          ------------------------------
                                      Title: President & EVP-Operations

                                      Notice Address:

                                      Tower Air, Inc.
                                      Attn: President
                                      Hanger 17

                                      JFK International Airport
                                      Jamaica, New York 11430
                                      Fax No. (718) 553-4312

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